UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22094

MORGAN STANLEY GLOBAL LONG/SHORT FUND A

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Stefanie V. Chang Yu, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s semi-annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY GLOBAL LONG/SHORT FUND A

Financial Statements (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Morgan Stanley Global Long/Short Fund A

Financial Statements (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Morgan Stanley Global Long/Short Fund A

Statement of Assets and Liabilities (Unaudited)

June 30, 2010

Assets
Investments in investment funds, at fair value (cost $160,892,401)	$163,826,848
Short-term investments (cost $1,014,451)	1,014,451
Cash	199,059
Prepaid investments in investment funds	13,000,000
Receivable for investments sold	18,170,685
Other assets	9,502

Total assets	196,220,545

Liabilities
Line of credit payable	6,100,000
Subscriptions received in advance	5,907,000
Payable for share repurchases	3,015,589
Professional fee payable	122,708
Management fee payable	115,012
Accrued expenses and other liabilities	71,035

Total liabilities	15,331,344

Net assets	$180,889,201

Net assets consist of:
Net capital	$195,873,480
Accumulated undistributed net investment income (loss)	(10,913,693)
Accumulated net realized gain (loss) from investments	(7,005,033)
Net unrealized appreciation on investments	2,934,447

Net assets	$180,889,201

Net asset value per share:
209,560.148 shares issued and outstanding, no par value, 1,000,000 registered shares	$863.19

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Statement of Operations (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Investment income
Dividend	$2,386

Total investment income	2,386

Expenses
Management fees	663,158
Professional fees	91,500
Accounting and administration fees	36,235
Custody fees	33,737
Transfer agent fees	16,500
Registration fees	10,954
Insurance expense	6,907
Trustees’ fees	4,014
Interest expense	1,585
Other	24,046

Total expenses	888,636

Net investment income (loss)	(886,250)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	(707,737)

Net realized gain (loss) from investments	(707,737)

Net change in unrealized appreciation/depreciation on investments in investment funds	(8,279,805)

Net change in unrealized appreciation/depreciation on investments	(8,279,805)

Net realized and unrealized gain (loss) from investments	(8,987,542)

Net increase (decrease) in net assets resulting from operations	$(9,873,792)

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Statements of Changes in Net Assets (Unaudited)

For the year ended December 31, 2009
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(850,333)
Net realized gain (loss) from investments	(2,072,795)
Net change in unrealized appreciation/depreciation on investments	18,790,554

Net increase (decrease) in net assets resulting from operations	15,867,426

Distributions to shareholders from:
Net investment income	(8,550,909)

Shareholder transactions
Subscriptions (representing 66,288.908 shares)	59,778,067
Distributions reinvested (representing 9,510.626 shares)	8,550,909
Repurchases (representing 19,565.061 shares)	(17,317,209)

Net increase (decrease) in net assets from shareholder transactions	51,011,767

Total increase (decrease) in net assets	58,328,284

Net assets, beginning of year (representing 118,360.702 shares)	100,727,925

Net assets, end of year (representing 174,595.175 shares)	$159,056,209

For the period from January 1, 2010 to June 30, 2010
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(886,250)
Net realized gain (loss) from investments	(707,737)
Net change in unrealized appreciation/depreciation on investments	(8,279,805)

Net increase (decrease) in net assets resulting from operations	(9,873,792)

Shareholder transactions
Subscriptions (representing 43,372.842 shares)	39,254,465
Repurchases (representing 8,407.869 shares)	(7,547,681)

Net increase (decrease) in net assets from shareholder transactions	31,706,784

Total increase (decrease) in net assets	21,832,992

Net assets, beginning of period (representing 174,595.175 shares)	159,056,209

Net assets, end of period (representing 209,560.148 shares)	$180,889,201

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Statement of Cash Flows (Unaudited)

For the Period from January 1, 2010 to June 30, 2010

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(9,873,792)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in investment funds	707,737
Net change in unrealized appreciation/depreciation on investments in investment funds	8,279,805
Purchase of investments in investment funds	(53,150,000)
Proceeds from sales of investments in investment funds	29,156,620
(Increase) decrease in short-term investments	2,159,947
(Increase) decrease in prepaid investments in investment funds	1,350,000
(Increase) decrease in receivable for investments sold	(16,988,177)
(Increase) decrease in other assets	16,643
Increase (decrease) in professional fee payable	(41,551)
Increase (decrease) in management fee payable	(81,569)
Increase (decrease) in accrued expenses and other liabilities	27,408

Net cash provided by (used in) operating activities	(38,436,929)

Cash flows from financing activities
Proceeds from advances on line of credit	6,100,000
Subscriptions (including subscriptions received in advance)	39,598,465
Repurchases	(7,985,790)

Net cash provided by (used in) financing activities	37,712,675

Net change in cash	(724,254)
Cash at beginning of period	923,313

Cash at end of period	$199,059

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$975

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Schedule of Investments (Unaudited)

June 30, 2010

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date*	Liquidity**
Investment Funds

Equity Long/Short - High Hedge
Ascend Partners Fund II, Ltd.	1/1/2008	$7,100,000	$7,494,079	4.14%	9/30/2010	Quarterly
Dialectic Offshore, Ltd.	3/1/2010	4,400,000	4,502,718	2.49	9/30/2010	Monthly
Prism Partners IV Leveraged Offshore Fund	3/1/2008	6,775,000	7,535,921	4.17	8/31/2010	Monthly

Total Equity Long/Short - High Hedge		18,275,000	19,532,718	10.80

Equity Long/Short - Opportunistic
Adelphi Europe Fund (The)	1/1/2008	8,129,661	7,959,835	4.40	9/30/2010	Quarterly
Amiya Global Emerging Opportunities Fund Limited	1/1/2008	5,250,000	6,368,740	3.52	9/30/2010	Quarterly
Artha Emerging Markets Fund, Ltd.	3/1/2010	8,000,000	7,900,787	4.37	9/30/2010	Quarterly
Asian Century Quest Offshore Fund Ltd.	6/1/2009	6,250,000	6,479,968	3.58	9/30/2010	Quarterly
Boyer Allan Pacific Fund Inc.	1/1/2008	6,671,165	6,159,627	3.41	8/31/2010	Monthly
Broadway Gate Offshore Fund, Ltd.	5/1/2009	10,300,000	10,489,681	5.80	9/30/2010	Quarterly
Conatus Capital Overseas Ltd.	8/1/2009	11,700,000	11,403,369	6.30	9/30/2010	Quarterly
East Side Capital Offshore, Ltd.	1/1/2008	7,750,000	6,863,239	3.79	9/30/2010	Quarterly
Eminence Fund, Ltd.	1/1/2009	1,100,000	1,006,750	0.56	9/30/2010	Quarterly
Highbridge Long/Short Equity Fund, Ltd.	1/1/2008	7,682,133	7,458,749	4.12	9/30/2010	Quarterly
Horizon Portfolio I Limited	1/1/2008	5,641,892	6,331,101	3.50	9/30/2010	Quarterly
Karsch Capital II, Ltd.	5/1/2010	6,261,270	6,117,250	3.38	8/31/2010	Monthly
Lansdowne Global Financials Fund Limited	1/1/2008	7,203,794	8,520,222	4.71	9/30/2010	Monthly
Lansdowne UK Equity Fund Limited	11/1/2008	7,927,486	8,939,974	4.94	9/30/2010	Monthly
Pelham Long/Short Fund Ltd	11/1/2009	9,550,000	9,330,002	5.16	10/31/2010	Monthly
Samlyn Offshore, Ltd.	7/1/2009	8,500,000	8,249,622	4.56	12/31/2010	Semi-annually
Seligman Tech Spectrum Fund	1/1/2008	9,800,000	10,395,300	5.75	7/31/2010	Monthly
SR Global Fund Inc - Emerging Markets Portfolio	12/1/2009	8,150,000	7,545,913	4.17	9/30/2010	Monthly
Sursum Offshore Fund, Ltd.	4/1/2010	6,750,000	6,774,001	3.75	9/30/2010	Quarterly

Total Equity Long/Short - Opportunistic		142,617,401	144,294,130	79.77

Total Investments in Investment Funds		160,892,401	163,826,848	90.57

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Schedule of Investments (Unaudited) (continued)

June 30, 2010

Description	Cost	Fair Value	Percent of Net Assets
Short-Term Investments
State Street Institutional Liquid Reserve Fund - Institutional Class 0.16%	$1,014,451	$1,014,451	0.56%

Total Short-Term Investments	1,014,451	1,014,451	0.56

Total Investments in Investment Funds and Short-Term Investments	$161,906,852	164,841,299	91.13

Other Assets, less Liabilities		16,047,902	8.87

Total Net Assets		$180,889,201	100.00%

Detailed information about all of the Investment Funds’ portfolios is not available.

*	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after June 30, 2010 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
**	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Schedule of Investments (Unaudited) (continued)

June 30, 2010

Strategy Allocation	Percent of Net Assets
Equity Long/Short - Opportunistic	79.77%
Equity Long/Short - High Hedge	10.80
Short-Term Investments	0.56

Total Investments in Investment Funds and Short-Term Investments	91.13%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited)

June 30, 2010

1. Organization

Morgan Stanley Global Long/Short Fund A (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on July 12, 2007 pursuant to an Agreement and Declaration of Trust (the “Trust Deed”) and commenced operations on January 1, 2008. The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund’s investment objective is to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who primarily employ long and short equity investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. Long and short equity investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is an affiliate of Morgan Stanley. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby a feeder fund invests substantially all of its assets in the Fund. At June 30, 2010, Morgan Stanley Global Long/Short Fund P, a feeder fund to the Fund, represented 96.96% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 1,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was January 1, 2008. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund’s then current net asset value per Share. Investors purchasing Shares in the Fund (“Shareholders”) will not be charged a sales load. Shares may be purchased as of the first business day of each month from the Distributor at the Fund’s then current net asset value per Share or through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

1. Organization (continued)

Shares are to be sold only to Shareholders that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended, and “qualified clients” within the meaning of Rule 205-3 promulgated under the Advisers Act. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or a RIA. Any RIA who recommends Shares to its clients may impose additional eligibility requirements on investors who purchase Shares through such RIA.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of June 30, 2010, there were no Holdback Amounts outstanding.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

At June 30, 2010, 99.38% of the Fund’s portfolio was comprised of investments in Investment Funds. The remainder of the Fund’s portfolio was comprised of short-term investments. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Valuations received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such valuations are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund’s investment manager. At June 30, 2010, none of the Fund’s net assets were invested in side pockets maintained by the Investment Funds.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which processes assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the valuation supplied by, or on behalf of, such Investment Fund and to determine independently the value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Fund’s Prospectus, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available.

Short-Term Investments

Short-term investments are invested in a money market fund with the Fund’s custodian, State Street Bank and Trust Company (“State Street”). Investments in money market funds are valued at net asset value.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ net asset values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemption proceeds received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of June 30, 2010. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, tax authorities can examine all tax returns filed for the last three years.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $6,297,296, which will expire according to the following schedule:

Expiration	Amount
December 31, 2016	$1,854,043

December 31, 2017	$4,443,253

At June 30, 2010, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$168,336,213

Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	(4,509,365)

Net tax unrealized appreciation/depreciation on investments	$(4,509,365)

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under DRIP and have all income dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

There were no distributions paid during the period from January 1, 2010 to June 30, 2010.

The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$8,550,909

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,852,635

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of termination of partnership interests, marked-to-market PFICs, and post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year.

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s interest in these Investment Funds as reported by the Fund.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, short-term investments valued at amortized cost)

•

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3, if any, as if they occurred as of the beginning of the reporting period.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investment Funds
Equity Long/Short - High Hedge	$—	$19,532,718	$—	$19,532,718
Equity Long/Short - Opportunistic	—	$125,237,576	19,056,554	144,294,130

Total Investment Funds	$—	$144,770,294	$19,056,554	$163,826,848

Short-Term Investments	$—	$1,014,451	$—	$1,014,451

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

4. Fair Value of Financial Instruments (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Investment Funds
Balance as of December 31, 2009	$23,045,831
Net realized gain (loss)	(64,291)
Net change in unrealized appreciation/depreciation	(1,111,897)
Purchases	11,050,000
Distributions/sales	(3,385,709)
Transfers into Level 3*	—
Transfers out of Level 3*	(10,477,380)

Balance as of June 30, 2010	$19,056,554

Net change in unrealized appreciation/depreciation from Level 3 investments still held as of June 30, 2010	$(755,537)

*	Transfers are due to changes in the Fund’s ability to redeem investments, based on changes to the available redemption date for each applicable investment.

In January 2010, the Financial Accounting Standards Board issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurements and inputs and valuation techniques used to measure fair value. Effective January 1, 2010, the Fund adopted such amended guidance.

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of June 30, 2010, aggregated by investment strategy:

Investment Funds	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Equity Long/Short - High Hedge (a)	$19,532,718	Monthly to Quarterly	45-90 days
Equity Long/Short - Opportunistic (b)	144,294,130	Monthly to Semi-annually	30-90 days

Total Investment Funds	$163,826,848

(a)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions.
(b)	Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

5. Investments in Investment Funds (continued)

For the period from January 1, 2010 to June 30, 2010, aggregate purchases and proceeds from sales of investments in Investment Funds were $53,150,000 and $29,156,620, respectively.

6. Investment Receivables and Payables

As of June 30, 2010, $18,170,685 was due to the Fund from Investment Funds. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations. Substantially all of these amounts were collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to period-end relating to investments to be made effective July 1, 2010, pursuant to each Investment Fund’s operating agreements.

7. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly management fee of 0.0625% (0.75% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. For the period from January 1, 2010 to June 30, 2010, the Fund incurred management fees of $663,158, of which $115,012 was payable to the Adviser at June 30, 2010.

State Street provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. The administrative services fee is subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product.

State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate ranging from 0.015% to 0.020%, based on (1) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (2) investment purchases and sales activity related to the Fund.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

7. Management Fee, Related Party Transactions and Other (continued)

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At June 30, 2010, the Fund’s proportionate share of assets attributable to the DC Plan was $0.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual per Shareholder account charge plus out-of-pocket expenses incurred by BFDS on the Fund’s behalf.

8. Line of Credit

Effective September 19, 2008, the Fund entered into a secured credit agreement with State Street for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $20,000,000 or 15% of the Fund’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. The Fund pays an annual administration fee related to the Facility of $20,000 and the annual interest rate on borrowings is the greater of the Federal Funds Rate plus 1.50% or the overnight USD LIBOR plus 1.50%. Under the terms of the Facility, borrowings are repayable within 120 days of the initial date of advance. At June 30, 2010, $6,100,000 was outstanding against the Facility. For the period from January 1, 2010 to June 30, 2010, the Fund incurred interest expense of $1,585 in connection with the Facility. Borrowings are secured by the Fund’s investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Day Balance	Annualized Weighted Average Rate
23	$1,443,478	1.72%

9. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Global Long/Short Fund A

Notes to Financial Statements (Unaudited) (continued)

10. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders. The calculations below are not annualized for periods less than one year.

	For the period from January 1, 2010 to June 30, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
For a Share outstanding throughout the period:
Net asset value, beginning of period	$911.00	$851.02	$1,000.00

Net investment income (loss) (a)	(4.50)	(6.11)	(12.22)
Net realized and unrealized gain (loss) from investments	(43.31)	119.48	(131.37)

Net increase (decrease) resulting from operations	(47.81)	113.37	(143.59)
Distributions paid
Net investment income	—	(53.39)	(5.39)
Net realized gain	—	—	—

Net asset value, end of period	$863.19	$911.00	$851.02

Total return (b)	(5.25%)	13.40%	(14.35%)
Ratio of total expenses to average net assets before expense waivers and reimbursements (c)	0.50%	1.06%	1.84%
Ratio of total expenses to average net assets after expense waivers and reimbursements (c)	0.50%	1.06%	1.47%
Ratio of net investment income (loss) to average net assets (d)	(0.50%)	(0.68%)	(1.34%)
Portfolio turnover	17%	36%	16%
Net assets, end of period (000s)	$180,889	$159,056	$100,728

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a Share in the Fund at the beginning of the period indicated and a repurchase of the Share on the last day of the period, and assumes reinvestment of all distributions during the period.
(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions.

11. Subsequent Events

Unless otherwise stated throughout the Notes to the financial statements, the Fund noted no subsequent events that require disclosure in the financial statements.

Morgan Stanley Global Long/Short Fund A

Investment Advisory Agreement Approval (Unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Fund’s investment advisory agreement (the “Advisory Agreement”), including selection of Investment Funds for investment of the Fund’s assets, allocation of the Fund’s assets among, and monitoring performance of, Investment Funds, evaluation of risk exposure of Investment Funds and reputation, experience and training of investment managers, management of short-term cash and operations of the Fund, day-to-day portfolio management and general due diligence examination of Investment Funds before and after committing assets of the Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services that the Adviser provides, or arranges at its expense, under the Advisory Agreement, including among other things, providing to the Fund office facilities, equipment and personnel.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Advisory Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to an appropriate benchmark selected by the Adviser. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2009, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund underperformed a benchmark selected by the Adviser and consisting of other comparable funds of hedge funds for the one-year period but outperformed that benchmark for the period since January, 2008, the inception of the Fund. The Board discussed with the Adviser the level of the advisory fee for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper, Inc. In addition to the advisory fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the advisory fee and total expense ratio were lower than the Fund’s peer group average. After discussion, the Board concluded that the Fund’s advisory fee and total expense ratio were competitive with its peer group average, and the performance was acceptable given the nature and quality of services provided.

Morgan Stanley Global Long/Short Fund A

Investment Advisory Agreement Approval (Unaudited) (continued)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s advisory fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex, and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Advisory Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Advisory Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

Morgan Stanley Global Long/Short Fund A

Investment Advisory Agreement Approval (Unaudited) (continued)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its Shareholders to approve renewal of the Advisory Agreement for another year. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

Morgan Stanley Global Long/Short Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling  1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at  1-888-322-4675.

Morgan Stanley Global Long/Short Fund A

100 Front Street, Suite 400

West Conshohocken, PA 19428

Trustees

Michael Nugent, Chairperson of the Board and Trustee

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Randy Takian, President and Principal Executive Officer

Stefanie V. Chang Yu, Vice President

Jacques Chappuis, Vice President

Mustafa Jama, Vice President

Matthew Graver, Vice President

Mary Ann Picciotto, Chief Compliance Officer

Noel Langlois, Treasurer and Chief Financial Officer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

100 Front Street, Suite 400

West Conshohocken, PA 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Independent Registered Public Accounting Firm

Ernst & Young LLP

Two Commerce Square

2001 Market Street, Suite 4000

Philadelphia, PA 19103

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

ITEM 2.	CODE OF ETHICS. Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS. Refer to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable to a semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) Change in Portfolio Manager

This information is as of September 1, 2010.

Kevin Kuntz is no longer a Portfolio Manager of the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1)	Code of Ethics is not applicable to a semi-annual report.

(2)	Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY GLOBAL LONG/SHORT FUND A

By:	/S/ RANDY TAKIAN
Name:	Randy Takian
Title:	President

Date: September 1, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ RANDY TAKIAN
Name:	Randy Takian
Title:	Principal Executive Officer

Date: September 1, 2010

By:	/S/ NOEL LANGLOIS
Name:	Noel Langlois
Title:	Principal Financial Officer

Date: September 1, 2010